EXHIBIT 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Lazar, Chief Executive Officer of Anchorage International Holdings Corp., certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the comprehensive Annual Report of Anchorage International Holdings Corp. on Form 10-K for the fiscal years ended June 30, 2019 and 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Anchorage International Holdings Corp. at the dates and for the periods indicated.

Date: April 29, 2020

By:	/s/ David Lazar
David Lazar
Chief Executive Officer (Principal Executive Officer)

I, David Lazar, Chief Financial Officer of Anchorage International Holdings Corp., certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the comprehensive Annual Report of Anchorage International Holdings Corp. on Form 10-K for the fiscal years ended June 30, 2019 and 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Anchorage International Holdings Corp. at the dates and for the periods indicated.

Date: April 29, 2020

By:	/s/ David Lazar
David Lazar
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Anchorage International Holdings Corp. and will be retained by Anchorage International Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.